MANAGED FUTURES STRATEGY FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Face

Market

Shares

Value

Amount

Value

EXCHANGE TRADED FUNDS 1.9%

Swedish Export Credit Corp.,

PowerShares DB Energy

S&P Diversified Trends

Fund*†

274,080

$

___________

14,962,027

Indicator Total Return

Linked Notes 3.00% due

Total Exchange Traded Funds

03/16/09

$

20,000,000

$

20,298,000

(Cost $11,010,307)

__________

14,962,027

Swedish Export Credit Corp.,

S&P Diversified Trends

Indicator Total Return

CURRENCY EXCHANGE TRADED FUNDS

Linked Notes 2.72% due

1.4%

04/24/09**

20,000,000

19,968,000

CurrencyShares Euro Trust†

60,150

9,494,076

Swedish Export Credit Corp.,

CurrencyShares Australian

S&P Diversified Trends

Dollar Trust

15,030

1,449,944

Indicator Total Return

CurrencyShares Canadian

Linked Notes 2.72% due

Dollar Trust†

7,210

__________

708,022

06/02/09**

15,000,000

14,773,500

Merrill Lynch & Co., S&P

Total Currency Exchange Traded

Diversified Trends

Funds

Indicator Price Return

(Cost $11,579,318)

__________

11,652,042

Linked Notes 2.87% due

03/16/09

15,000,000

14,685,363

Merrill Lynch & Co., S&P

SECURITIES LENDING COLLATERAL 0.3%

Diversified Trends

Mount Vernon Securities

Indicator Price Return

Lending Trust Prime

Linked Notes 2.79% due

Portfolio

2,429,800

__________

2,429,800

06/29/09

15,000,000

14,492,760

Swedish Export Credit Corp.,

Total Securities Lending Collateral

S&P Diversified Trends

(Cost $2,429,800)

__________

2,429,800

Indicator Total Return

Linked Notes 2.77% due

Face

11/17/08**

10,000,000

13,016,000

Amount

Swedish Export Credit Corp.,

STRUCTURED NOTES †† 24.8%

S&P Diversified Trends

Eksportfinans, S&P

Indicator Total Return

Diversified Trends

Linked Notes 2.79% due

Indicator Total Return

12/22/08*

10,000,000

12,600,546

Linked Notes 2.71% due

Goldman Sachs Group, Inc.,

01/26/09

$

22,000,000

25,709,200

S&P Diversified Trends

Goldman Sachs Group, Inc.,

Indicator Total Return

S&P Diversified Trends

Linked Notes 2.48% due

Indicator Total Return

03/26/09

12,000,000

11,608,800

Linked Notes 2.68% due

Swedish Export Credit Corp.,

02/17/09

20,000,000

23,014,000

S&P Diversified Trends

Merrill Lynch & Co., S&P

Indicator Total Return

Diversified Trends

Linked Notes 2.73% due

Indicator Price Return

07/25/08

7,000,000

__________

9,293,200

Linked Notes 2.72% due

05/13/09

20,000,000

20,695,172

Total Structured Notes

(Cost $186,000,000)

__________

200,154,541

1

MANAGED FUTURES STRATEGY FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Face

Market

Market

Amount

Value

Value

REPURCHASE AGREEMENTS 9.2%

Other Assets in Excess of

Collateralized by obligations of the    U.S. Treasury or U.S. Government    Agencies

Liabilities – 62.4%

$

____________

503,170,934

Mizuho Financial Group, Inc.

Net Assets – 100.0%

$

806,823,380

issued 06/30/08 at 1.75%

Unrealized

due 07/01/08

$

62,445,321 $

62,445,321

Contracts

Gain (Loss)

Morgan Stanley issued

FUTURES CONTRACTS PURCHASED

06/30/08 at 1.70% due

September 2008 WTI Light

07/01/08

7,205,229

7,205,229

Crude Oil Futures Contracts

Lehman Brothers Holdings

(Aggregate Market Value of

issued 06/30/08 at 0.25%

Contracts $10,724,360)

76 $

505,943

due 07/01/08

4,803,486

__________

4,803,486

September 2008 Natural Gas

Futures Contracts

Total Repurchase Agreements

(Aggregate Market Value of

(Cost $74,454,036)

74,454,036

Contracts $5,916,240)

44

377,781

Total Long Securities 37.6%

September 2008 RBOB

(Cost $285,473,461)

$

__________

303,652,446

Gasoline Futures Contracts

(Aggregate Market Value of

Shares

Contracts $3,540,600)

24

127,750

EXCHANGE TRADED FUNDS SOLD SHORT

September 2008 Cocoa Futures

(3.1)%

Contracts

PowerShares DB Base Metals

(Aggregate Market Value of

Fund*

50,000

(1,245,000)

Contracts $1,399,640)

44

127,282

PowerShares DB Precious

August 2008 Live Cattle

Metals Fund*

115,650

(3,959,856)

Futures Contracts

iShares Lehman 7-10 Year

(Aggregate Market Value of

Treasury Bond Fund

61,010

(5,368,880)

Contracts $3,644,080)

88

115,858

iShares Lehman 20+ Year

September 2008 Heating Oil

Treasury Bond Fund

59,010

(5,448,983)

Futures Contracts

PowerShares DB Agriculture

(Aggregate Market Value of

Fund*

229,370

__________

(9,330,772)

Contracts $3,998,232)

24

15,446

September 2008 Silver Futures

Contracts

Total Exchange Traded Funds Sold

(Aggregate Market Value of

Short

Contracts $2,097,600)

24

(51,217)

(Proceeds $24,085,119)

__________

(25,353,491)

December 2008 Cotton Futures

Contracts

EXCHANGE TRADED TRUSTS SOLD SHORT**

(Aggregate Market Value of

(1.7)%

Contracts $1,257,920)

32

(54,084)

CurrencyShares Swiss Franc

September 2008 Wheat Futures

Trust

14,910

(1,461,031)

Contracts

CurrencyShares British Pound

(Aggregate Market Value of

Sterling Trust

18,210

(3,639,997)

Contracts $2,748,000)

64

(60,031)

CurrencyShares Japanese Yen

August 2008 Lean Hogs

Trust*

90,480

__________

(8,499,691)

Futures Contracts

(Aggregate Market Value of

Contracts $2,147,000)

76

(154,909)

Total Exchange Traded Trusts Sold

October 2008 Gold Futures

Short

Contracts

(Proceeds $13,703,517)

__________

(13,600,719)

(Aggregate Market Value of

Contracts $4,103,000)

44

(166,026)

2

MANAGED FUTURES STRATEGY FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Unrealized

Unrealized

Contracts

Gain(Loss)

Contracts

Gain(Loss)

October 2008 Sugar Futures

FOREIGN CURRENCY FUTURES CONTRACTS

Contracts

SOLD SHORT

(Aggregate Market Value of

September 2008 Japanese Yen

Contracts $1,291,136)

88$

(167,948)

Futures Contracts

120$

32,723

September 2008 Coffee Futures

September 2008 Swiss Franc

Contracts

Futures Contracts

20

(26,652)

(Aggregate Market Value of

September 2008 British Pound

Contracts $2,068,200)

36

(231,068)

Futures Contracts

48

________

(90,987)

September 2008 High Grade

Copper Futures Contracts

(Aggregate Market Value of

(Total Aggregate Market Value of

Contracts $6,190,400)

64

(450,072)

Contracts $22,572,750)

__________

$ (84,916)

September 2008 Corn Futures

Contracts

*

Non-Income Producing Security.

(Aggregate Market Value of

**

Affiliated Trusts.

Contracts $6,639,750)

180

(512,157)

†

All or a portion of this security is on loan at June 30, 2008.

November 2008 Soybean

††

Structured Notes are leveraged, providing an exposure to

the underlying benchmark greater than the face amount.

Futures Contracts

The total exposure to the S&P Diversified Trends Indicator

(Aggregate Market Value of

is $572,154,541 as of June 30, 2008.

Contracts $6,925,600)

88

__________

(565,402)

(Total Aggregate Market Value of Contracts

$64,691,758)

$

________

(1,142,854)

FOREIGN CURRENCY FUTURES CONTRACTS

PURCHASED

September 2008 Euro Currency

Futures Contracts

80$

188,857

September 2008 Australian

Dollar Futures Contracts

24

23,799

September 2008 Canadian

Dollar Futures Contracts

12

__________

(2,911)

(Total Aggregate Market Value of

Contracts $19,136,760)

$ 209,745

__________

FUTURES CONTRACTS SOLD SHORT

September 2008 U.S. 10 Year

Treasury Note Futures

Contracts

(Aggregate Market Value of

Contracts $8,668,750)

76 $

(90,723)

September 2008 U.S. Treasury

Bond Futures Contracts

(Aggregate Market Value of

Contracts $8,799,375)

76

(157,879)

Total Futures Contracts Sold Short

$

__________

(248,602)

3